EXHIBIT 24.1

                         POWER OF ATTORNEY

	Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG,
WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation one or more registration statements relating to the offer and sale of 25 million shares of said corporation's common stock and participant interests under the Pacific Gas and Electric Company Savings Fund Plan for Union-Represented Employees, and any and all amendments or supplements thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, we have signed these presents this 19th day of September, 2000.

ROBERT D. GLYNN, JR.                    DAVID R. ANDREWS
--------------------                    ----------------------
Robert D. Glynn, Jr.                    David R. Andrews

RICHARD A. CLARKE                       DAVID M. LAWRENCE, MD
--------------------                    ----------------------
Richard A. Clarke                       David M. Lawrence, MD

HARRY M. CONGER                         MARY S. METZ
--------------------                    ----------------------
Harry M. Conger                         Mary S. Metz

C. LEE COX                              CARL E. REICHARDT
--------------------                    ----------------------
C. Lee Cox                              Carl E. Reichardt

WILLIAM S. DAVILA                       BARRY LAWSON WILLIAMS
--------------------                    ----------------------
William S. Davila                       Barry Lawson Williams

                         POWER OF ATTORNEY

	ROBERT D. GLYNN, JR. the undersigned, Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation, PETER
A. DARBEE, the undersigned, Senior Vice President, Chief
Financial Officer, and Treasurer of PG&E Corporation, and CHRISTOPHER P. JOHNS, the undersigned, Vice President and
Controller of PG&E Corporation, each hereby constitute and appoint LESLIE H. EVERETT, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, JOHN E. FORD, and KATHLEEN M.
HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in their respective capacities as Chairman of the Board and Chief Executive Officer (principal executive officer), Senior Vice President, Chief Financial Officer, and Treasurer (principal financial officer), and Vice President and Controller (principal accounting officer) of said corporation, one or more registration statements relating to the offer and sale of 25 million shares of said corporation's common stock and participant interests under the Pacific Gas and Electric Company Savings Fund Plan for Union-Represented Employees, and any and all amendments or supplements thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

	IN WITNESS WHEREOF, we have signed these presents this 19th day of September, 2000.

                                 ROBERT D. GLYNN, JR.
                                 ----------------------
                                 Robert D. Glynn, Jr.

                                 PETER A. DARBEE
                                 ----------------------
                                 Peter A. Darbee

                                 CHRISTOPHER P. JOHNS
                                 ----------------------
                                 Christopher P. Johns